UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Prudential Bancorp, Inc. of Pennsylvania

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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 January 8, 2010

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania.  The meeting will be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Monday, February 8, 2010 at 11:00 a.m., Eastern time.

The Board of Directors unanimously recommends a vote "FOR" election of our nominees for director for a three-year term expiring in 2013, "FOR" the approval of the Plan of Reorganization pursuant to which Prudential Bancorp and Prudential Mutual Holding Company will become federally chartered companies and "FOR" ratification of the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2010.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Prudential Bancorp, Inc. of Pennsylvania is sincerely appreciated.

Very truly yours,
Thomas A. Vento
President and Chief Executive Officer

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME	11:00 a.m., Eastern time, Monday, February 8, 2010

PLACE	Holiday Inn – Philadelphia Stadium 900 Packer Avenue Philadelphia, Pennsylvania

ITEMS OF BUSINESS
(1)     To elect two directors for a three-year term and until their successors are elected and qualified;

(2)     To approve the Plan of Reorganization pursuant to which Prudential Bancorp and Prudential Mutual Holding Company will become federally chartered companies;

(3)     To ratify the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2010; and

(4)     To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Prudential Bancorp common stock of record at the close of business on December 24, 2009 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2009 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You are urged to vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in "street" name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction card.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Philadelphia, Pennsylvania January 8, 2010

MEETING DIRECTIONS
From Points North and East:	From Points West:	From Points South:
Take I-76 West toward Camden/ Philadelphia Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-76 East/Schuykill Expressway East Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-95 North Take exit 17-SR611 North/S. Broadstreet toward Pattison Ave. Turn right on Packer Avenue End at 900 Packer Avenue

PROXY STATEMENT
OF
PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

General.  This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc. of Pennsylvania, the parent holding company of Prudential Savings Bank.  Our Board of Directors is soliciting proxies to be used at the Annual Meeting of Shareholders to be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Monday, February 8, 2010 at 11:00 a.m., Eastern time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about January 8, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 8, 2010.  This proxy statement and our 2009 Annual Report on Form 10-K are available on our website at www.prudentialsavingsbank.com under the "Investor Relations" tab.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting consisting of the proposals to:

•	elect two directors for a three-year term expiring in 2013;

•
approve the Plan of Reorganization pursuant to which Prudential Bancorp will reorganize as a federally chartered mid-tier stock company and Prudential Mutual Holding Company will reorganize as a federally chartered mutual holding company; and

•	ratify the selection of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the year ending September 30, 2010.

In addition, management may report on the performance of Prudential Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, December 24, 2009, are entitled to vote at the meeting. On the record date, we had 10,331,866 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

Your broker may not vote on the election of directors and the approval of Prudential Bancorp's reorganization if you do not furnish instructions for such proposals.  You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to elect directors and approve Prudential Bancorp's reorganization as a federal corporation are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in "street name," then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may complete and submit a new proxy card before the annual meeting. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Ms. Regina Wilson, Prudential Bancorp, Inc. of Pennsylvania, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the meeting stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee on how to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the approval of the Plan of Reorganization of Prudential Bancorp and Prudential Mutual Holding Company as federal corporations and FOR ratification of the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for fiscal 2010.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What are the reasons for adopting the Plan of Reorganization?

The Board of Directors of Prudential Bancorp approved the reorganization after considering several factors including the ability of Prudential Mutual Holding Company to waive its receipt of cash dividends after it converts to a federal charter, thereby avoiding double taxation of the dividends, and the facilitation of a possible second-step conversion, which is an integral part of Prudential Bancorp’s long-term strategic plan.  As previously announced, the Board of Directors has determined, subject to the exercise of its fiduciary duties and the evaluation of market conditions, to undertake a second-step conversion no later than the annual meeting of shareholders in 2013.  As a result of the reorganization, Prudential Mutual Holding Company would be a federally chartered mutual holding company and its second-step conversion application would be processed by the Office of Thrift Supervision which has greater expertise and experience in second-step conversion transactions than the Board of Governors of the Federal Reserve System.  As such, we believe that a second-step conversion through the Office of Thrift Supervision can be effected more expeditiously and more cost-effectively than through the Federal Reserve Board and with less regulatory uncertainty.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The nominees for director receiving the most "for" votes will be elected directors for a three-year term expiring in 2013, and until their successors are elected and qualified.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for approval of Prudential Bancorp's reorganization as a federal corporation and approval of the proposal to ratify the appointment of S.R. Snodgrass, A.C. for fiscal 2010.  Under the Pennsylvania Business Corporation Law, abstentions do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm.

As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Prudential Mutual Holding Company owns a majority of our outstanding common stock.  Prudential Mutual Holding Company intends to vote all of the shares it owns for each of the proposals, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.

On November 7, 2008, Prudential Mutual Holding Company, Prudential Bancorp and Prudential Savings Bank entered into a Settlement Agreement with Stilwell Value Partners I, L.P. and its affiliates.  Under the terms of the Settlement Agreement, Stilwell Value Partners and its affiliates agreed to terminate a lawsuit brought by Stilwell Value Partners against Prudential Bancorp, Prudential Mutual Holding Company and the directors of Prudential Bancorp and Prudential Mutual Holding Company and to withdraw the demand that various actions be taken by Prudential Bancorp.  Under the terms of the Settlement Agreement, Stilwell Value Partners and its affiliates agreed to not vote the shares of common stock of Prudential Bancorp they beneficially own for any nominee or nominees for election to the Board of Directors other than those nominated or supported by the Board of Directors or oppose, or make any statement in opposition to, any proposal or director nomination submitted by Prudential Bancorp's Board of Directors.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  At this annual meeting, you will be asked to elect two directors for a three-year term expiring in 2013, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Balka and Fanelli as directors.  No director is related to any other director or executive officer by blood, marriage or adoption.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Fanelli, Hosier, Mulcahy and Packer are independent directors as defined in the Nasdaq listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning our nominees for director, and our continuing directors, all of whom also serve as directors of Prudential Savings Bank.  For certain directors, the indicated period of service as a director includes service as a director of Prudential Savings Bank prior to the organization of Prudential Bancorp in 2004. Ages are reflected as of September 30, 2009.

Directors Whose Terms Expire in 2013

Name	Age	Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Jerome R. Balka, Esq.	80	Director. Solicitor of Prudential Savings Bank. Partner, Balka	2000
		& Balka, a law firm, Philadelphia, Pennsylvania. Chief Executive Officer of Constitution Abstract Co., Inc., a title insurance company, Philadelphia, Pennsylvania since January 2009.

A. J. Fanelli	72	Director. Self-employed owner of a public accounting	2005
		practice, Philadelphia, Pennsylvania.

The Board of Directors recommends that you vote FOR election of our nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2011

Name	Age	Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Francis V. Mulcahy	76	Director. Residential real estate appraiser and broker, Media,	2005
		Pennsylvania.

Joseph W. Packer, Jr.	81	Chairman of the Board of Prudential Bancorp since 2004 and	1979
		Prudential Savings Bank since 1992. Presently retired. Former President and Chief Executive Officer of Prudential Savings Bank.

Directors Whose Term Expires in 2012

Name	Age	Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Thomas A. Vento	75	Director. President and Chief Executive Officer of Prudential	1992
		Bancorp since 2004; President of Prudential Savings Bank since 1992 and President and Chief Executive Officer since 1993.

John C. Hosier	45	Director. Commercial Lines Account Executive with	2009

Montgomery Insurance Services, Inc., Media, Pennsylvania since 1986, and Commercial Lines Manager of its affiliate, Allman and Company, Inc., Fort Washington, Pennsylvania since 2007, two full-service insurance agencies.

Director Nominations

Nominations for director of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are ratified by the entire Board.  The Board of Directors adopted a written charter which is available on our website at www.prudentialsavingsbank.com.  The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the Securities and Exchange Commission), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  Prudential Bancorp has adopted a policy that no person shall be eligible for election to the Board if at the time of such election, the nominee will be 80 years of age or older.  However, this Policy does not apply to those persons who were serving as directors of Prudential Bancorp on the date the policy was adopted, September 7, 2005.

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2009, the Board of Directors of Prudential Bancorp met 15 times.  No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees.  The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Each of the committees operates in accordance with a written charter which is available on our website at www.prudentialsavingsbank.com.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Nominating
and Corporate
Directors	Governance	Compensation	Audit
A.J. Fanelli	**	*	**
John C. Hosier
Francis V. Mulcahy	*	*	*
Joseph W. Packer, Jr.	*	**	*

____________________________
*     Member
**   Chair

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Prudential Bancorp's adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that none of the members of the Audit Committee meet the definition of Audit Committee financial expert, as such term is defined in the rules of the Securities and Exchange Commission.  However, we believe it is important to note that while no one individual member of the Audit Committee has been determined to meet the technical requirements to be an Audit Committee financial expert, each of the members has had significant involvement in financial matters, one due to service as chief executive officer of a financial institution.  The Audit Committee met four times in fiscal 2009.

Compensation Committee.  It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp's compensation and incentive arrangements for management.  No member of the Compensation Committee is a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp, Prudential Savings Bank or any subsidiary.  Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Each of the members is independent as defined in the Nasdaq listing standards.  The Compensation Committee held one formal meeting in fiscal 2009 and three informal telephonic meetings to consider management compensation, including the award of grants under our new stock benefit plans.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification.  Each of the members is independent as defined in the Nasdaq listing standards.  The Nominating and Corporate Governance Committee met once in fiscal 2009 to consider the nominees for director at this Annual Meeting of Shareholders.

Directors' Attendance at Annual Meetings

Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so.  All of our directors attended the Annual Meeting of Shareholders held in February 2009.

Directors' Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal year 2009.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
Jerome R. Balka	$32,550	$18,606	$11,702	$57,865	$120,723
A. J. Fanelli	37,590	18,606	11,702	--	67,898
John C. Hosier (Director since July 2009)	5,670	--	--	--	5,670
Francis V. Mulcahy	37,590	18,606	11,702	--	67,898
Joseph W. Packer, Jr	116,490	18,606	11,702	32,532	179,330
________________
(1)
The columns "Stock Awards" and "Option Awards" reflect expense recognized during fiscal 2009 in accordance with Statement of Financial Accounting Standards No. 123(R) related to grants of restricted stock and stock options to non-employee directors under the 2008 Recognition and Retention Plan and 2008 Stock Option Plan.  Such grants and awards are vesting pro rata over five years commencing on the first anniversary of the grant date.  Each of our non-employee directors, other than Mr. Hosier, received awards of 11,307 shares of restricted stock and 28,268 stock options on January 5, 2009.  All of such grants and awards were unvested at September 30, 2009.  The stock options have an exercise price of $11.17 per share.

(2)
Represents for Mr. Balka, his annual retainer of $48,300 as solicitor of Prudential Savings Bank and $9,565 for legal services, and for Mr. Packer, includes life insurance premiums, health insurance premiums and reimbursement of certain Philadelphia city taxes of $12,283, $16,146 and $4,103, respectively.

We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp.  In fiscal 2009, members of Prudential Savings Bank's Board of Directors received an annual retainer of $22,680.  Members also received $1,890 per special meeting attended.  For fiscal 2009, members of the Audit Committee, Executive Committee, Compensation Committee and Budget/Finance Committee received fees of $840 per meeting attended.  As Chairman of the Board, Mr. Packer received an annual retainer of $74,702 in fiscal 2009 in addition to board and committee meeting fees.  As solicitor of Prudential Savings Bank, Mr. Balka received in fiscal 2009 an annual retainer of $48,300, which increased to $49,025 in fiscal 2010 and fees for additional legal services.  He also received the normal meeting fee for service on the Executive Committee and the normal annual Board retainer of $22,680.  As the owner of Constitution Abstract Co., Inc., Mr. Balka received an insignificant amount of compensation from Prudential Savings Bank for title insurance related services.  Board fees are subject to periodic adjustment by the Board of Directors, however, no increase in the annual retainer or meeting fees has been approved for fiscal 2010.

Amended and Restated Post Retirement Agreement.  In November 2004, Prudential Savings Bank entered into an Amended and Restated Post Retirement Agreement with Mr. Packer, Chairman of the Board and former President and Chief Executive Officer of Prudential Savings Bank.  Pursuant to the post retirement agreement, Prudential Savings Bank agreed to provide Mr. Packer and his spouse with continued health and life insurance comparable to that in effect at Mr. Packer's retirement as an employee, as well as continued participation in a split dollar life insurance plan.  The post retirement agreement was amended and restated in November 2008 to satisfy the requirements of Section 409A of the Internal Revenue Code; no adjustment to the benefits provided under the agreement was made.

Split Dollar Insurance Agreements. Prudential Savings Bank maintains insurance policies on the lives of Mr. Packer and his spouse, and entered into a Collateral Assignment Agreement with Mr. Packer in 1993 and Split-Dollar Agreement and related Collateral Assignment Agreement in June 1994.  The policies are owned by Mr. Packer and are assigned to Prudential Savings Bank, which pays the annual premiums on the policies.  Under the agreements, upon the death of Mr. Packer and his spouse (except with respect to the 1993 Collateral Assignment Agreement, which will be triggered by the death solely of Mr. Packer), Prudential Savings Bank will receive an amount equal to the premiums paid on the policies less any fees due to the insurer.  The remaining death benefits under the insurance policies will be paid to the beneficiaries. The Split-Dollar Agreements may be terminated at any time by either Mr. Packer and his spouse or Prudential Savings Bank with the consent of the other party.  Amendments to the Split-Dollar Agreement and Collateral Assignment Agreements were adopted in November 2008 in order to render the agreements in compliance with Section 409A of the Internal Revenue Code; no changes in benefits were made as a result of such amendment.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp's Compensation Committee.  Messrs. Fanelli, Mulcahy and Packer, who is the Committee's Chairman, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2009 was a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp or Prudential Savings Bank or engaged in certain transactions with Prudential Bancorp or Prudential Savings Bank required to be disclosed by regulations of the Securities and Exchange Commission.  Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Additionally, there were no Compensation Committee "interlocks" during fiscal 2009, which generally means that no executive officer of Prudential Bancorp served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

Executive Officers Who Are Not Also Directors

Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors.  Ages are reflected as of September 30, 2009.

Name	Age	Principal Occupation During the Past Five Years

Joseph R. Corrato	48
Executive Vice President and Chief Financial Officer of Prudential Bancorp since 2004 and Prudential Savings Bank since 1997.  Mr. Corrato joined Prudential Savings Bank in 1978 and served in a variety of positions including Treasurer and Controller prior to becoming Executive Vice President in 1997.

David H. Krauter	68	Vice President and Chief Lending Officer of Prudential Bancorp since 2004 and Prudential Savings Bank since 1999 and Vice President since 1992.

Jack E. Rothkopf	46
Controller of Prudential Savings Bank since January 2006.  Prior thereto, Mr. Rothkopf served as Assistant Vice President of Popular Financial Holdings, Marlton, New Jersey from October 2000 to January 2006.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Prudential Bancorp's audited financial statements with management.  The Audit Committee has discussed with Prudential Bancorp's independent registered public accounting firm, S.R. Snodgrass, A.C., the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding S.R. Snodgrass, A.C.'s communications with the Audit Committee concerning independence and has discussed with S.R. Snodgrass, A.C., their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Prudential Bancorp's Annual Report on Form 10-K for fiscal year 2009 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
A. J. Fanelli, Chairman
Joseph W. Packer, Jr.
Francis V. Mulcahy

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation paid by Prudential Savings Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2009 and 2008 to the principal executive officer and the two other executive officers of Prudential Savings Bank during fiscal 2009 whose total compensation exceeded $100,000, collectively referred to as our "named executive officers."  Prudential Bancorp and Prudential Mutual Holding Company have not paid separate cash compensation to our officers and directors.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	Change in Pension Value And Nonqualified Deferred Compensation Earnings	All Other Compensa-tion(3)	Total
Thomas A. Vento President and Chief Executive Officer	2009 2008	$283,815 270,300	$ -- 18,166	$74,049 --	$46,808 --	$ 90,000 114,000	$63,338(4) 64,224	$558,010 466,690
Joseph R. Corrato Executive Vice President and Chief Financial Officer	2009 2008	176,715 168,300	-- 11,310	39,493 --	23,404 --	124,000 87,000	28,666 33,267	392,278 299,877
David H. Krauter Vice President and Chief Lending Officer	2009 2008	126,582 120,554	-- 5,064	24,683 --	14,042 --	106,000 46,000	17,819 25,690	289,127 197,308
___________________
(1)
Represents bonuses earned in the fiscal year which were paid in the following fiscal year.  Under the Prudential Savings Bank 2008 Bonus Program, each named executive officer was eligible to receive a fixed proportionate allocation of the bonus pool for employees.

(2)
Reflects the amount expensed in accordance with Statement of Financial Accounting Standards No. 123(R) during the fiscal year for awards of restricted stock and stock options that vested during the fiscal year, with respect to each of the named executive officers.  The valuation of the restricted stock awards is based on a grant date fair value of $11.17.  The assumptions used in valuing the stock option awards are set forth in Note __ to the Consolidated Financial Statements included in our 2009 Annual Report to Shareholders.

(3)
Includes the fair market value on December 31, 2008 of a share of our common stock ($10.26), the date the 1,609, 1,306 and 937 shares were deemed allocated to the Employee Stock Ownership Plan accounts of Messrs. Vento, Corrato and Krauter, respectively, and the value of the use of automobiles by Messrs. Vento, Corrato and Krauter of $12,469, $14,985 and $8,078, respectively.  The values of the use of the automobiles is based on depreciation, insurance and fuel and maintenance expense.  Also includes for Mr. Corrato, the value of the use of a personal computer.

(4)	Includes for Mr. Vento an aggregate of $28,350 paid in fiscal 2009 as board or committee meeting fees and reimbursement of $994 in Philadelphia city wage taxes.

The Compensation Committee approved a base salary of $283,815 for Mr. Vento in fiscal 2009, which increased 1.5% to $288,072 in fiscal 2010, as a cost of living adjustment.  The dollar amount of his base salary was generally determined by the Compensation Committee's review of the local market for chief executive officer compensation and was intended to ensure that Prudential Savings Bank remained competitive in attracting and retaining a qualified chief executive officer.  The Compensation Committee determined not to award bonuses in 2009 to the named executive officers, including Mr. Vento, due to the adoption of the new stock benefit plans in January 2009.  None of Prudential Savings Bank's employees receiving awards under the new stock benefit plans received a bonus in 2009.  In addition, in fiscal 2009, Mr. Vento received the use of an automobile.

Outstanding Equity Awards at Fiscal Year-End

Prudential Bancorp made awards of restricted stock and grants of stock options during fiscal 2009 to its directors, executive officers and other employees.  The table below sets forth outstanding equity awards at September 30, 2009 to our executive officers named in the Summary Compensation Table above.

					Stock Awards
	Option Awards					Market Value
	Number of Securities Underlying				Number of Shares	of Shares or
	Unexercised Options			Option	or Units of Stock	Units of Stock
			Exercise	Expiration	That Have Not	That Have Not
Name	Exercisable	Unexercisable(1)	Price	Date	Vested(2)	Vested(3)
Thomas A. Vento	--	113,074	$11.17	1/5/2019	45,000	$451,800
Joseph R. Corrato	--	56,537	11.17	1/5/2019	24,000	240,960
David H. Krauter	--	33,922	11.17	1/5/2019	15,000	150,600
__________________
(1)	Granted pursuant to our 2008 Stock Option Plan and vest at a rate of 20% per year commencing on January 5, 2010.

(2)	Granted pursuant to our 2008 Recognition and Retention Plan and vest at a rate of 20% per year commencing on January 5, 2010.

(3)
Calculated by multiplying the closing market price of our common stock on September 30, 2009, which was $10.04, by the applicable number of shares of common stock underlying the executive officer's stock awards.

Employment Agreements

Prudential Savings Bank entered into employment agreements with Messrs. Vento and Corrato that have a term of three years, with respect to Mr. Vento, and two years, with respect to Mr. Corrato, in each case beginning on March 29, 2005.  The term is extended annually thereafter unless either Prudential Savings Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended.  The terms of the employment agreements provide for an initial annual base salary, which is reviewed annually by the board of directors.  The executives are also entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by Prudential Savings Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause, as defined in the agreements, or termination by Prudential Savings Bank for cause, disability, retirement or death.

In the event that the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Prudential Savings Bank or the employment agreement is terminated by Prudential Savings Bank other than for cause, disability, retirement or death, Messrs. Vento and Corrato will be entitled to the payment of two (Mr. Vento) and one (Mr. Corrato) times their respective average annual cash compensation (salary and cash bonuses) as cash severance and the maintenance until the earlier to occur of the passage of two years (Mr. Vento) or one year (Mr. Corrato) or, until the executive's full time employment with another employer, of the executive's participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible.

In the event that the executive's employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control, as defined, Messrs. Vento or Corrato, as the case may be, will be entitled to a cash severance payment equal to three and two times their respective average annual cash compensation and the maintenance, as described above, of the employee benefit plans for three and two years, respectively, or until the executive's full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any "parachute payment" as such term is defined under Section 280G of the Internal Revenue Code.

The agreements were amended and restated in November 2008 to render them in compliance with the requirements of Section 409A of the Internal Revenue Code; no change in the benefits provided by the agreements occurred as a result of the amendments.

Benefit Plans

Retirement Plan.  Prudential Savings Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code.  Full-time employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, a full-time employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period.  An employee's first eligibility computation period is the one-year period beginning on the employee's date of hire.  Subsequent eligibility computation periods begin on January 1 and end on December 31.

The retirement plan provides for a monthly benefit upon a participant's retirement at or after the age of 65, or if later, the fifth anniversary of the participant's initial participation in the retirement plan (i.e., the participant's "normal retirement date").  A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan.  Benefits received prior to a participant's normal retirement date are reduced by certain factors set forth in the retirement plan.  Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

Endorsement Split Dollar Agreements.  Prudential Savings Bank purchased insurance policies on the lives of its executive officers named in the Summary Compensation Table above, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by Prudential Savings Bank.  Under the agreements with the named executive officers, upon an officer's death while he or she remains employed by Prudential Savings Bank, the officer's beneficiary will receive two times the officer's salary, other than Mr. Vento whose benefit totaled $163,743 for 2009, as of the date of death.  Pursuant to the terms of the agreements, Prudential Savings Bank has elected to not extend such benefits after a termination of employment.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer's life in excess of the cash surrender value.  Prudential Savings Bank will receive the full cash surrender value, which is expected to reimburse Prudential Savings Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer's beneficiaries.

The Endorsement Split Dollar Agreements may be terminated at any time by Prudential Savings Bank or the officer or by Prudential Savings Bank upon the officer's termination of service to Prudential Savings Bank.  Upon termination, Prudential Savings Bank may surrender the policy and collect the cash surrender value.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 24, 2009, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp (including Prudential Savings Bank); and (iv) all directors and executive officers of Prudential Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 24, 2009(1)	Percent of Common Stock
Prudential Mutual Holding Company 1834 Oregon Avenue Philadelphia, Pennsylvania 19145	7,328,062	70.9%

Stilwell Value Partners I, L.P. Stilwell Partners, L.P., Stilwell Value LLC, Joseph Stilwell and John Stilwell 26 Broadway Street, 23rd Floor New York, New York 10004	661,300(2)	6.4%

Directors:
Jerome R. Balka, Esq.	32,030(3)(4)	*
A. J. Fanelli	19,060(3)(5)	*
John C. Hosier	3,000(6)	*
Francis V. Mulcahy	18,960(3)	*
Joseph W. Packer, Jr.	39,283(3)(7)	*
Thomas A. Vento.	101,694(3)(8)	1.0

Other Named Executive Officers:
Joseph R. Corrato	44,155(3)(9)	*
David H. Krauter	27,599(3)(10)	*

All Directors and Executive Officers as a group (9 persons)	299,629(3)	2.9
___________________
*           Represents less than one percent of Prudential Bancorp's outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Based on information contained in a Schedule 13D/A filed on June 19, 2009. The individual and entities share the voting and dispositive power with respect to all of the 661,300 shares they own, with the exception of John Stilwell who has sole voting and dispositive power with respect to 3,800 shares.  The business address of Stilwell Value Partners I, L.P., Stilwell Partners, L.P., Stilwell Associates, L.P., Stilwell Value LLC and Joseph Stilwell is 26 Broadway, 23rd Floor, New York, New York 10004.

(3)
Includes shares held in trust by Prudential Bancorp's 2008 Recognition and Retention Plan ("RRP") which have been awarded to the directors and officers and over which they have voting power and stock options which have been granted to the directors and officers under Prudential Bancorp's 2008 Stock Option Plan and which are exercisable within 60 days of the voting record date as follows:

(Footnotes continued on following page)

Name	RRP Shares	Stock Options
Jerome R. Balka	11,307	5,653
A.J. Fanelli	11,307	5,653
Francis V. Mulcahy	11,307	5,653
Joseph W. Packer, Jr.	11,307	5,653
Thomas A. Vento	45,000	22,614
Joseph R. Corrato	24,000	11,307
David H. Krauter	15,000	6,784
All directors and executive officers as a group (9 persons)	137,728	67,274

(4)
Includes 5,000 shares held in Mr. Balka's individual retirement account and 70 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 1,500 shares held by the Marie Montone Drazen Trust, 5,000 shares held by the Balka Grandchildren Trust and 500 shares held by the Danielle Thomas Revocable Trust, over which Mr. Balka disclaims beneficial ownership.

(5)	Includes 2,000 shares held jointly with Mr. Fanelli's spouse.

(6)	The 3,000 shares are held in Mr. Hosier's account in his 401(k) plan.

(7)	Includes 10,000 shares held by Mr. Packer's spouse.

(8)
Includes 27,559 shares held in Mr. Vento's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority as of December 24, 2009, Mr. Vento had voting power over 27,389 shares in the 401(k) Plan, and 6,521 shares allocated to Mr. Vento's account in the Prudential Savings Bank Employee Stock Ownership Plan.

(9)
Includes 81 shares held by Mr. Corrato as custodian for his son and 3,385 shares held in Mr. Corrato's account in Prudential Savings Bank's 401(k) Plan; however, for purposes of voting authority, Mr. Corrato had voting power over 3,364 shares in the 401(k) Plan, and 5,246 shares allocated to Mr. Corrato's account in the Prudential Savings Bank Employee Stock Ownership Plan.

(10)
Includes 2,085 shares held in Prudential Savings Bank's 401(k) Plan for the benefit of Mr. Krauter; however, for purposes of voting authority, Mr. Krauter had voting power over 2,072 shares in the 401(k) Plan, and 3,730 shares allocated to Mr. Krauter's account in the Prudential Savings Bank Employee Stock Ownership Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock other than Prudential Mutual Holding Company.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2009, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

Related Party Transactions

In accordance with applicable federal laws and regulations, Prudential Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons.  It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

APPROVAL OF THE PLAN OF REORGANIZATION (PROPOSAL TWO)

General

The Board of Directors of Prudential Bancorp has approved a Plan of Reorganization pursuant to which Prudential Bancorp, Prudential Savings Bank and Prudential Mutual Holding Company will reorganize such that as a result of the reorganization Prudential Savings Bank will be operating as a subsidiary of a federally chartered mid-tier sock corporation and indirect subsidiary of a federally chartered mutual holding company.  Upon completion of the reorganization, the new mid-tier stock corporation will be chartered by the Office of Thrift Supervision and will operate under the corporate title "Prudential Bancorp, Inc. of Pennsylvania."  This action was taken by the Board of Directors after evaluating the advantages and disadvantages of Prudential Bancorp being regulated by either (i) both the Board of Governors of the Federal Reserve System and the Pennsylvania Department of Banking, or (ii) primarily by the Office of Thrift Supervision. The Board of Directors of Prudential Mutual Holding Company similarly determined to proceed with the reorganization such that as a result of the reorganization a new federally chartered mutual holding company will be formed which will be primarily regulated by the Office of Thrift Supervision.  In connection with the reorganization, Prudential Savings Bank will make an election under Section 10(l) of the Home Owners' Loan Act to be treated as a savings association and to have its holding companies registered as savings and loan holding companies with the Office of Thrift Supervision.  However, Prudential Savings Bank will retain its state savings bank charter. The Board of Directors may terminate the Plan of Reorganization if we determine that termination is in Prudential Bancorp's best interest.

Prudential Bancorp operates in what is commonly referred to as the "two-tier" mutual holding company structure, whereby Prudential Mutual Holding Company owns a majority of Prudential Bancorp's outstanding common stock and Prudential Bancorp owns 100% of the outstanding common stock of Prudential Savings Bank. Both Prudential Bancorp and Prudential Mutual Holding Company are currently subject to regulation under Pennsylvania and federal law.  Prudential Mutual Holding Company is regulated by the Pennsylvania Department of Banking as a mutual holding company and both Prudential Bancorp and Prudential Mutual Holding Company are regulated as Pennsylvania bank holding companies. Both Prudential Mutual Holding Company and Prudential Bancorp are also regulated by the Board of Governors of the Federal Reserve System as bank holding companies.  For the reasons discussed below, Prudential Mutual Holding Company and Prudential Bancorp have determined that it is in their best interests to be primarily regulated by a single regulator, the Office of Thrift Supervision.  Accordingly, Prudential Bancorp is asking shareholders to approve the Plan of Reorganization.

The reorganization will be accomplished as follows, or in any other manner acceptable to the Board of Directors and applicable regulatory authorities: (i) a new federally chartered mutual holding company will be organized and Prudential Mutual Holding Company will merge with and into the federal mutual holding company with the federal mutual holding company as the surviving entity operating under the corporate title "Prudential Mutual Holding Company;" (ii) a new federally chartered mid-tier stock holding company subsidiary will be organized and Prudential Bancorp will merge with and into the federal corporation with the federal corporation as the surviving entity, operating under the corporate title "Prudential Bancorp, Inc. of Pennsylvania;" (iii) in connection with the reorganization, all of the issued and outstanding shares of Prudential Bancorp common stock, as a Pennsylvania corporation, will be canceled and converted into and become an equal number of shares of common stock of Prudential Bancorp, as a federal corporation, by operation of law; and (iv) Prudential Savings Bank will elect to be treated as a savings association pursuant to the Home Owners' Loan Act, as amended.  The description of the Plan of Reorganization herein is qualified in its entirety by reference to the plan attached hereto as Exhibit A.

Prudential Bancorp and Prudential Mutual Holding Company have applied to the Office of Thrift Supervision for approval of the Plan of Reorganization.  Consummation of the Plan of Reorganization, even if approved by shareholders of Prudential Bancorp, will be subject to approval by the Office of Thrift Supervision.  If Prudential Bancorp and Prudential Mutual Holding Company fail to receive Office of Thrift Supervision approval or if Office of Thrift Supervision approval is made subject to conditions that the Board of Directors deems unacceptable, the Plan of Reorganization will not be consummated.

Set forth below is a discussion of the reasons for the reorganization, the impact of the reorganization on Prudential Bancorp, and a comparison of regulatory differences and differences in shareholders' rights that will result from the reorganization.  The following discussion includes a discussion of the material differences between Prudential Bancorp's current Pennsylvania Articles of Incorporation and Bylaws and the proposed charter and bylaws of the new mid-tier federal stock corporation.  The following discussion is qualified in its entirety by reference to these corporate documents. Shareholders are urged to review these documents for additional details. The proposed federal charter and bylaws are attached to this proxy statement as Exhibit B and Exhibit C, respectively.

Reasons for Adopting the Plan of Reorganization

The Board of Directors of Prudential Bancorp believes that the reorganization is advisable and in the best interests of Prudential Bancorp and its shareholders.  As described in more detail below, the Board of Directors of Prudential Bancorp considered several factors including the ability of Prudential Mutual Holding Company after it converts to a federal charter to waive its receipt of cash dividends, thereby avoiding double taxation of the dividends, and the facilitation of a possible second-step conversion, which is an integral part of Prudential Bancorp’s long-term strategic plan.  While the Office of Thrift Supervision permits the waiver of dividends by a mutual holding company, the Federal Reserve Board as a matter of policy has not permitted such waivers. As previously announced, the Board of Directors has determined, subject to the exercise of its fiduciary duties and the evaluation of market conditions, to undertake a second-step conversion no later than the annual meeting of shareholders in 2013.  As a result of the reorganization, Prudential Mutual Holding Company would be a federally chartered mutual holding company and its second-step conversion application would be processed by the Office of Thrift Supervision which has greater expertise and experience in second-step conversion transactions than the Board of Governors of the Federal Reserve System.  As such, we believe that a second-step conversion through the Office of Thrift Supervision can be effected more expeditiously and more cost-effectively than through the Federal Reserve Board and with less regulatory uncertainty.  The factors considered by the Board of Directors in approving the Plan of Reorganization included the following:

•
The Office of Thrift Supervision has significant experience and expertise with the mutual holding company charter and has adopted regulations that the Board of Directors believes enhance the attractiveness of the federal mutual holding company charter and will benefit Prudential Bancorp and its shareholders. In particular, the Office of Thrift Supervision has rules that facilitate ongoing operations, capital raising, acquisition flexibility and stock benefits that make mutual holding companies more competitive with stock holding companies. The Office of Thrift Supervision has expressed its interest generally in increasing the flexibility of the mutual holding company charter.

•
The Office of Thrift Supervision rules will permit Prudential Mutual Holding Company to waive the receipt of dividends paid by Prudential Bancorp. By contrast, the Federal Reserve Board has not, as a matter of policy, permitted mutual holding companies to waive the receipt of dividends. The Board of Directors believes that it is important for Prudential Mutual Holding Company to be able to waive the receipt of dividends because it has no immediate need for additional capital.  Moreover, if Prudential Mutual Holding Company waives the receipt of dividends from Prudential Bancorp, there will be no tax payable on the waived dividends.

•
The Board of Directors of Prudential Bancorp also believes that the Office of Thrift Supervision, among federal banking regulators, has the greatest expertise in processing mutual holding company transactions, which typically raise more complex issues than transactions by stock holding companies. The Board of Directors wishes to take advantage of this expertise so that Prudential Bancorp and Prudential Savings Bank may pursue potential transactions with a higher level of certainty. However, there are no such transactions that are currently contemplated by Prudential Bancorp other than a potential second step conversion of Prudential Mutual Holding Company as has been previously discussed.

•
The mutual holding company reorganization will result in Prudential Savings Bank operating as a subsidiary of a federally chartered mid-tier stock company and an indirect subsidiary of a federally chartered mutual holding company, both of which are primarily regulated by the Office of Thrift Supervision.  The new federal mutual holding company and mid-tier federal stock corporation will be considered holding companies for Pennsylvania banking law purposes.  Currently, Prudential Mutual Holding Company and Prudential Bancorp are regulated by both the Board of Governors of the Federal Reserve System and the Pennsylvania Department of Banking.

Committees in both houses of Congress have recently proposed legislation that may have a significant impact on the regulation of Prudential Bancorp and Prudential Mutual Holding Company including the factors considered by the Board of Directors in approving the Plan of Reorganization.  The House Financial Services Committee released draft legislation in October 2009 that would combine the Office of Thrift Supervision and the Office of the Comptroller of the Currency.  After the consolidation, the Office of the Comptroller of the Currency will identify which existing regulations of the Office of Thrift Supervision will be enforced.  Savings and loan holding companies would be subject to supervision by the Board of Governors of the Federal Reserve System.  This draft legislation also may result in additional restrictions on the waiver of dividends by Prudential Mutual Holding Company.  Proposed legislation released by the Senate Banking Committee in November 2009 would create a single federal prudential regulator, the Financial Institutions Regulatory Administration, that would combine the functions of the Office of the Comptroller of the Currency and the Office of Thrift Supervision, as well as the state bank supervisory functions of the FDIC and Federal Reserve Board, and the bank holding company supervision authority of the Federal Reserve Board.  The new agency would include a separate division to regulate small national and state banks, and small federal and state savings associations, as defined by the new agency.

The Board of Directors of Prudential Bancorp also considered the potential disadvantages of the Plan of Reorganization. Among the potential disadvantages is the additional cost associated with being regulated by the Office of Thrift Supervision as a federal mid-tier stock holding company.  However, management believes that the cost of such regulation will be immaterial, and that the additional cost will be outweighed by the benefits of being chartered and regulated by the Office of Thrift Supervision.  The Board of Directors may terminate the Plan of Reorganization at any time prior to the meeting of shareholders to consider the plan, if we determine that termination is in our best interest and after such meeting, with the approval of the Office of Thrift Supervision and/or the Pennsylvania Department of Banking, if required.

Conditions to the Plan of Reorganization

The transactions contemplated by the Plan of Reorganization will not be completed unless: (i) the Plan of Reorganization is approved by the affirmative vote of a majority of the votes cast by shares entitled to vote at the meeting; (ii) Prudential Bancorp receives a favorable opinion of counsel as to the federal income tax consequences of the reorganization; (iii) Prudential Bancorp continues to believe that the reorganization is in its best interests and those of its shareholders; and (iv) the Office of Thrift Supervision approves the reorganization without imposing conditions that Prudential Bancorp finds unacceptable.

Prudential Mutual Holding Company, which owns a majority of the outstanding shares of common stock, intends to vote its shares in favor of the Plan of Reorganization. In addition, members of the Board of Directors and management of Prudential Bancorp intend to vote their shares in favor of the Plan of Reorganization.  If Prudential Mutual Holding Company votes all of its shares in favor of the Plan of Reorganization, the shareholder approval of the Plan of Reorganization will be assured.

Impact of the Plan of Reorganization on Operations

The reorganization will have no impact on the day-to-day operations of Prudential Bancorp, Prudential Savings Bank, or Prudential Mutual Holding Company. Prudential Savings Bank will continue to be a Pennsylvania savings bank, and will continue its operations at the same locations, with the same management, and subject to all the rights, obligations and liabilities of Prudential Savings Bank existing immediately prior to the reorganization. The reorganization is not expected to result in any material increased expenses or regulatory burden to Prudential Mutual Holding Company, Prudential Bancorp or Prudential Savings Bank. Following the reorganization, Prudential Bancorp will continue to file periodic reports and proxy materials with the Securities and Exchange Commission.

Holding Company Powers and Regulation

The following is a description of the powers and regulation of bank holding companies and mutual holding companies regulated by the Federal Reserve Board and savings and loan holding companies and mutual holding companies regulated by the Office of Thrift Supervision. This description does not purport to be complete and is qualified in its entirety by reference to the applicable laws and regulations.

Regulatory Authority.  Currently, Prudential Bancorp is regulated as a bank holding company by the Federal Reserve Board under the Bank Holding Company Act and the regulations of the Federal Reserve Board. The Federal Reserve Board also has extensive enforcement authority over bank holding companies, including, among other things, the ability to assess civil money penalties, to issue cease and desist or removal orders and to require that a holding company divest subsidiaries (including its bank subsidiaries). In general, enforcement actions may be initiated for violations of law and regulations and for unsafe or unsound practices.

Following the reorganization, Prudential Bancorp (the new federally chartered mutual holding company) will be regulated as a mutual holding company and a savings and loan holding company under the Home Owners' Loan Act, and will be required to register with and be subject to Office of Thrift Supervision examination and supervision, as well as certain Office of Thrift Supervision reporting requirements. Among other things, this authority permits the Office of Thrift Supervision to restrict or prohibit activities that are determined to be a serious risk to Prudential Savings Bank.

Permissible Activities.  The Bank Holding Company Act generally prohibits a bank holding company (including a mutual holding company regulated as a bank holding company) from engaging directly or indirectly in activities other than those directly related to or incidental to banking, managing or controlling banks, or providing services for its subsidiaries. The principal exceptions to these prohibitions involve certain non-bank activities which, by statute or Federal Reserve Board regulation or order, have been identified as activities closely related to the business of banking or managing or controlling banks. The list of activities permitted by the Federal Reserve Board includes, among other things: owning a savings association, mortgage company, finance company, credit card company or factoring company; performing certain data processing operations; providing certain investment and financial advice; underwriting and acting as an insurance agent for certain types of credit-related insurance; leasing property on a full payout, non-operating basis; selling money orders, travelers' checks and United States savings bonds; appraising real estate and personal property; providing tax planning and preparation services; and, subject to certain limitations, providing securities brokerage services for customers. The Gramm-Leach-Bliley Act expanded the permissible activities of bank holding companies that elect to be regulated as "financial holding companies." Financial holding companies are companies that elect to be so treated and that meet certain safety and soundness and management requirements, and have a "satisfactory" rating under the Community Reinvestment Act. Financial holding companies may engage in all activities that are permissible for bank holding companies as well as additional activities that are determined to be "financial in nature" or complementary or incidental to such activities, including insurance and securities underwriting activities. Prudential Bancorp has not elected to be regulated as a financial holding company.

Under the Home Owners' Loan Act and Office of Thrift Supervision regulations, a federal mutual holding company is permitted to, among other things: (i) own a savings association or savings bank; (ii) acquire a mutual institution; (iii) merge with or acquire another mutual holding company, one of whose subsidiaries is a savings institution; (iv) acquire non-controlling amounts of the stock of savings institutions and savings institution holding companies, subject to certain restrictions; (v) invest in any corporation that a savings association may invest in under federal law or under the law of any state where the savings association has its home office; (vi) furnish or perform management services for a savings institution subsidiary; (vii) hold, manage or liquidate assets owned or acquired from a savings institution subsidiary of such company; (viii) hold or manage properties used or occupied by a savings institution subsidiary of such company; and (ix) act as a trustee under deed or trust. In addition, a federal mutual holding company may engage in any other activity that is permissible for bank holding companies under the Bank Holding Company Act, or in which multiple savings and loan holding companies may engage. Finally, federal mutual holding companies may engage in any activity in which a financial holding company may engage, including maintaining an insurance agency, escrow business and underwriting securities and insurance. Moreover, a federal mutual holding company may engage in the activities of a financial holding company without having to make the financial holding company election that is applicable to bank holding companies.

Mergers and Acquisitions.  As a bank holding company, Prudential Bancorp currently is required to obtain the approval of the Federal Reserve Board before: (i) acquiring, directly or indirectly, the ownership or control of any voting securities of another bank or bank holding company if, after such acquisition, it would own or control more than 5% of such shares; (ii) acquiring all or substantially all of the assets of another bank or bank holding company; or (iii) merging or consolidating with another bank holding company. The Bank Holding Company Act also prohibits a bank holding company, with certain exceptions, from acquiring direct or indirect ownership or control of more than 5% of the voting shares of any company that is not a bank or bank holding company. The Home Owners' Loan Act prohibits a savings and loan holding company from, directly or indirectly, acquiring more than 5% of the voting stock of another savings association or savings and loan holding company, or from acquiring such an institution or company by merger, consolidation, or purchase of its assets, without the prior written approval of the Office of Thrift Supervision.  In evaluating applications by holding companies to acquire other financial institutions, both the Office of Thrift Supevision and the Federal Reserve Board consider the financial and managerial resources and future prospects of the acquiror and the merging institution, the convenience and needs of the community and competitive factors.

Payment of Cash Dividends.  The Federal Reserve Board has issued a policy statement on payment of cash dividends by bank holding companies that states that a bank holding company should pay cash dividends only to the extent that the holding company's net income for the past year is sufficient to cover both the cash dividends and a rate of earnings retention that is consistent with the holding company's capital needs, asset quality and overall financial condition. The Federal Reserve Board has also indicated that it would be inappropriate for a company experiencing serious financial problems to borrow funds to pay dividends. Furthermore, under the prompt corrective action regulations adopted by the Federal Reserve Board, the Federal Reserve Board may prohibit a bank holding company from paying any dividends if the holding company's bank subsidiary is classified as "under-capitalized." Office of Thrift Supervision regulations generally do not restrict the ability of a savings and loan holding company to pay dividends.

Stock Repurchases.  A bank holding company is required to give the Federal Reserve Board prior written notice of any purchase or redemption of its outstanding equity securities if the gross consideration for the purchase or redemption, when combined with the net consideration paid for all such purchases or redemptions during the preceding 12 months, is equal to 10% or more of its consolidated net worth. The Federal Reserve Board may disapprove such a purchase or redemption if it determines that the proposal would constitute an unsafe or unsound practice or would violate any law, regulation, Federal Reserve Board order, or any condition imposed by, or written agreement with, the Federal Reserve Board. This notification requirement does not apply to any company that is well-capitalized both before and immediately after the redemption or purchase, is well-managed and is not subject to any unresolved supervisory issues. Holding companies of recently converted savings institutions, regardless of whether they are holding companies regulated by the Office of Thrift Supervision or Federal Reserve Board, are restricted in their ability to repurchase shares of common stock for one year after the conversion. Prudential Savings Bank converted to the mutual holding company form of organization on March 29, 2005, and Prudential Bancorp is not subject to these post-conversion repurchase restrictions, nor will it be subject to them after the reorganization.  Included in the approval of the conversion, the Federal Reserve Bank of Philadelphia required that any repurchases of securities by Prudential Bancorp be at the current market price.

Qualified Thrift Lender Test.  In order for Prudential Bancorp to be regulated as a savings and loan holding company by the Office of Thrift Supervision, Prudential Savings Bank must qualify as a "qualified thrift lender" under Office of Thrift Supervision regulations or satisfy the "domestic building and loan association" test under the Internal Revenue Code. Under the qualified thrift lender test, a savings institution is required to maintain at least 65% of its "portfolio assets" (total assets less: (i) specified liquid assets up to 20% of total assets; (ii) intangibles, including goodwill; and (iii) the value of property used to conduct business) in certain "qualified thrift investments" (primarily residential mortgages and related investments, including certain mortgage-backed and related securities) in at least nine months out of each 12 month period. Prudential Savings Bank currently maintains the majority of its portfolio assets in qualified thrift investments and would have met the qualified thrift lender test in each of the last 12 months had Prudential Savings Bank been subject to this test.

Federal Securities Laws.  Prudential Bancorp's common stock currently is registered with the SEC under the Securities Exchange Act of 1934. Prudential Bancorp complies with the information, proxy solicitation, insider trading restrictions and other requirements under this act. The reorganization will not change the registration of the common stock under this act, as Prudential Bancorp (the new federal corporation) will continue to comply with the requirements of this act following the reorganization.

Indemnification of Officers and Directors and Limitation of Liability

Pennsylvania Articles of Incorporation and Bylaws.  Prudential Bancorp's current Pennsylvania Articles of Incorporation and Bylaws seek to ensure that the ability of directors and executive officers to exercise their best business judgment in managing corporate affairs, subject to their continuing fiduciary duties of loyalty to Prudential Bancorp and its shareholders, is not unreasonably impeded by exposure to the potentially high personal costs or other uncertainties of litigation. Prudential Bancorp's current Pennsylvania Bylaws include a detailed description of the circumstances in which a person will be indemnified. In general, the Bylaws require Prudential Bancorp to indemnify officers and directors against all expense, liability and loss, including fees and expenses reasonably incurred by him because he was a director or officer. In order to be indemnified, the officer or director must have acted in good faith and in a manner he reasonably believed to be in the best interests of Prudential Bancorp. As regards criminal proceedings, the officer or director must not have had reasonable cause to believe his conduct was unlawful.

Our Pennsylvania Bylaws require that the determination that indemnification of the representative is proper in the circumstances shall be made:

•	by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

•	if such a quorum is not obtainable, or if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

•	by the shareholders.

Expenses, including attorneys' fees, incurred in defending any action or proceeding shall be paid by Prudential Bancorp in advance of the final disposition of the action or proceeding. To receive advance payment, the officer or director must submit an undertaking to Prudential Bancorp to repay the amount if it is ultimately determined that he is not entitled to be indemnified by Prudential Bancorp as authorized by the Bylaws.

Federal Charter and Bylaws.  The proposed federal Charter and Bylaws do not similarly provide for indemnification of directors and executive officers or for limitation of liability of these persons. However, the Office of Thrift Supervision has indicated that as a matter of policy, mid-tier stock holding companies are subject to the same regulations with respect to indemnification to which federal savings associations are subject. Office of Thrift Supervision regulations require a federal savings association to indemnify its directors, officers and employees against legal and other expenses incurred in defending lawsuits brought or threatened against them by reason of their performance as directors, officers, or employees. Indemnification may be made only if final judgment on the merits is in his favor or in case of (i) settlement, (ii) final judgment against him, or (iii) final judgment in his favor other than on the merits, if a majority of the disinterested directors of the savings bank determines that he was acting in good faith within the scope of his employment or authority as he could reasonably have perceived it under the circumstances and for a purpose he could have reasonably believed under the circumstances was in the best interests of the savings bank or its shareholders. If a majority of the disinterested directors of the bank concludes that in connection with an action any person ultimately may become entitled to indemnification, the directors may authorize payment of reasonable costs and expenses arising from defense or settlement of such action. A savings association is required to give the Office of Thrift Supervision at least 60 days' notice of its intention to make indemnification and no indemnification shall be made if the Office of Thrift Supervision objects to the savings association in writing.

To the best of management's knowledge, there is currently no pending or threatened litigation for which indemnification may be sought.

Comparison of Shareholder Rights and Certain Anti-Takeover Provisions

As a result of the reorganization, holders of the common stock, whose rights are presently governed by federal and Pennsylvania law and Prudential Bancorp's Pennsylvania Articles of Incorporation and Bylaws, will become shareholders of Prudential Bancorp whose rights will be governed by federal law and the proposed federal charter and bylaws.

Capital Stock.  Both the Pennsylvania Articles of Incorporation and the proposed federal charter authorize Prudential Bancorp to issue 40,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of serial preferred stock, par value $0.01 per share.

Cumulative Voting.  Neither the Pennsylvania Articles of Incorporation nor the federal charter provide for cumulative voting.

Preemptive Rights.  Under both the Pennsylvania Articles of Incorporation and the proposed federal charter, holders of common stock are not entitled to preemptive rights with respect to any shares that may be issued.

Vacancies on the Board of Directors.  Under the Pennsylvania Articles of Incorporation, a majority vote of directors then in office may appoint new directors to fill vacancies on the Board and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been chosen expires. In contrast, the proposed federal bylaws provides that any director appointed by a majority of the remaining directors to fill a vacancy shall serve for a term of office continuing only until the next election of directors by shareholders.

Number and Term of Directors.  The Pennsylvania Articles of Incorporation provide that the number of directors shall be fixed from time to time exclusively by the Board of Directors and that the directors shall be divided into three classes. The Bylaws provide that the number of directors shall be not less than five nor more than 10. The federal charter provides that the number of directors shall be not fewer than five nor more than 15, unless the Office of Thrift Supervision approves a greater or lesser number. The federal bylaws specify that the number of directors shall be six. The federal bylaws also provide for the Board of Directors to be classified into three classes as nearly equal in number as possible.

Presentation of New Business at Meetings of Shareholders.  The Pennsylvania Bylaws generally provide that for a shareholder to properly bring business before an annual meeting of shareholders, he must deliver notice not less than 120 days prior to the anniversary date of the mailing of the proxy statement in connection with the previous year's annual meeting. In addition, the Pennsylvania Bylaws provide that notice of shareholder nominations to the Board of Directors be delivered not less than 120 days prior to the anniversary date of the mailing of the proxy statement in connection with the previous year's annual meeting.

The federal bylaws provide that any new business to be taken up at an annual meeting of shareholders must be filed with the Secretary at least five days prior to the date of the annual meeting. Such bylaws also provide that no nominations for directors by shareholders shall be considered at an annual meeting unless made by shareholders in writing and delivered to the Secretary at least five days prior to the date of the annual meeting.

Amendment of Chartering Instrument and Bylaws.  Amendments to the Pennsylvania Articles of Incorporation must be approved by a majority vote of the Board of Directors and, to the extent required by law, by a majority of the outstanding shares of the voting stock. To the extent permitted by applicable law, the Board of Directors may amend the Pennsylvania Bylaws by a majority vote. Shareholders may amend the Pennsylvania Bylaws by a majority vote of the shares generally entitled to vote in an election of directors.

The federal charter may be amended if such amendment is proposed by the Board of Directors and approved by shareholders by a majority of the votes eligible to be cast, unless a higher vote is required by the Office of Thrift Supervision. The federal bylaws may be amended upon approval by a majority vote of the authorized Board of Directors or by a majority vote of the votes cast by shareholders of Prudential Bancorp, and upon receipt of approval by the Office of Thrift Supervision, if applicable.

Limitation on Voting Rights.  The Pennsylvania Articles of Incorporation provide that no person other than Prudential Mutual Holding Company, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of the issued and outstanding shares of any class of an equity security of Prudential Bancorp. This restriction does not apply to any employee benefit plan or arrangement established by Prudential Bancorp or a subsidiary of Prudential Bancorp, or any other offer or acquisition approved in advance by the affirmative vote of 80% of the members of Prudential Bancorp's Board of Directors. If shares are acquired in violation of this provision, all shares beneficially owned by any person in excess of 10% shall not be counted as shares entitled to vote and shall not be voted in connection with any matters submitted to shareholders for a vote. The proposed federal charter does not contain a similar provision regarding voting of excess shares.

Optional Exchange of Stock Certificates

After the reorganization is effected, stock certificates evidencing shares of Prudential Bancorp's common stock under Prudential Bancorp's current Pennsylvania Articles of Incorporation and Bylaws will represent, by operation of law, the same number of shares of Prudential Bancorp's common stock under the federal charter and bylaws. Holders of common stock certificate will not be required to exchange their existing stock certificates for certificates of the federal corporation, but will have the option to do so. Please do not send your stock certificates to Prudential Bancorp at this time.

Tax Consequences

Prudential Bancorp has received an opinion of its special counsel, Elias, Matz, Tiernan & Herrick L.L.P., Washington, D.C., that the reorganization constitutes a reorganization under Section 368 of the Internal Revenue Code, and that no gain or loss will be recognized by Prudential Bancorp shareholders as a result of the reorganization. It should be noted that this opinion of counsel is not binding upon the Internal Revenue Service. Each Prudential Bancorp shareholder should consult his own tax counsel as to specific federal, state and local tax consequences of the reorganization, if any, to such shareholder.

Accounting Consequences

We believe that there will be no material accounting consequences as a result of the reorganization.

Amendment or Termination of the Plan of Reorganization

The Board of Directors of Prudential Bancorp may cause the Plan of Reorganization to be amended or terminated if the Board determines for any reason that such amendment or termination would be advisable; provided, that if such amendment or termination occurs after the solicitation of proxies from shareholders to vote on the Plan, such amendment or termination may require the concurrence of the Office of Thrift Supervision and the Pennsylvania Department of Banking.

The Board of Directors believes that the reorganization is in the best interests of Prudential
Bancorp and its shareholders and recommends a vote FOR the Plan of Reorganization.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)

The Audit Committee of the Board of Directors of Prudential Bancorp has appointed S.R. Snodgrass, A.C., an independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2010, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass, A.C. that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  S.R. Snodgrass, A.C. will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass, A.C. as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass, A.C. is compatible with maintaining their independence.  In addition to performing auditing services, our independent registered public accounting firm reviewed our public filings.  The Audit Committee believes that S.R. Snodgrass, A.C.'s performance of these other services is compatible with maintaining the independent registered public accounting firm's independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2010.

Change in Auditors

Prudential Bancorp's financial statements for the fiscal year ended September 30, 2008 and prior years were audited by Deloitte & Touche LLP.  In May 2009, the engagement of Deloitte & Touche was terminated by the Audit Committee of the board of directors and S.R. Snodgrass, A.C. was engaged as the independent registered public accounting firm of Prudential Bancorp.  In connection with their audit for the years ended September 2008 and 2007 and during the subsequent interim period preceding the replacement of Deloitte & Touche, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. Deloitte & Touche’s report on the financial statements for fiscal 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  During fiscal 2008 and 2007, Deloitte & Touche did not advise, and has not indicated to Prudential Bancorp that it had reason to advise, Prudential Bancorp of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act.  During fiscal 2008 and 2007, Prudential Bancorp had not consulted S.R. Snodgrass, A.C. regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on Prudential Bancorp's financial statements or any other matters that would be required to be reported herein.

Auditor Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass, A.C. for professional services in connection with the audit of Prudential Bancorp’s consolidated financial statements for fiscal 2009 and the fees paid by us to S.R. Snodgrass, A.C. for audit-related services, tax services and all other services during fiscal 2009 and as well as the fees paid by us to Deloitte & Touche for services rendered in connection with the audit of Prudential Bancorp’s financial statements for fiscal 2008. No fees were paid by us to Deloitte & Touche for audit-related services, tax services or any other services rendered by Deloitte & Touche during fiscal 2008.

	Year Ended September 30,
	2009	2008
Audit fees (1)(2)	$	$297,500
Audit-related fees		--
Tax fees		--
All other fees		--
Total	$	$297,500
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Reflects fees paid to S.R. Snodgrass, A.C. with respect to the quarter ended June 30, 2009 and the year ended September 30, 2009.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

Each new engagement of S.R. Snodgrass, A.C. was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next Annual Meeting of Shareholders of Prudential Bancorp, which is expected to be held in February 2011, must be received at the principal executive offices of Prudential Bancorp, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Joseph R. Corrato, Executive Vice President and Chief Financial Officer, no later than September 10, 2010.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested. We did not receive any shareholder proposals for this Annual Meeting.

Shareholder proposals which are not submitted for inclusion in Prudential Bancorp's proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp's Bylaws.  Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 10, 2010.  The notice must include the information required by Section 2.10 of our Bylaws.

If the Plan of Reorganization is approved by our shareholders and we complete the reorganization prior to the next annual meeting of shareholders, the proposed Bylaws of Prudential Bancorp, Inc., our successor corporation, provide that notice, satisfying the provisions of Article III, Section 15 of Prudential Bancorp's Bylaws, must be received at the address indicated above at least five days before the date of the next annual meeting.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2011 annual meeting, by September 10, 2010.  If we complete the reorganization prior to the next annual meeting of shareholders, the proposed Bylaws of Prudential Bancorp, Inc., our successor corporation, provide that nominations must be received at least five days before the date of the next annual meeting.  We did not receive any shareholder nominations for this Annual Meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania, c/o Regina Wilson, Corporate Secretary, at 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.  Ms. Wilson will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Prudential Bancorp's Annual Report on Form 10-K for the year ended September 30, 2009 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Mr. Joseph R. Corrato, Executive Vice President and Chief Financial Officer, Prudential Bancorp, Inc. of Pennsylvania, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Solicitation of Proxies.  The cost of the solicitation of proxies will be borne by Prudential Bancorp.  Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp's common stock.  In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.

Exhibit A

PLAN OF REORGANIZATION

of

PRUDENTIAL MUTUAL HOLDING COMPANY,

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

and

PRUDENTIAL SAVINGS BANK

1.           INTRODUCTION.

For purposes of this section, all capitalized terms have the meaning ascribed to them in Section 2.

On March 29, 2005, Prudential Bank, a mutually chartered bank, reorganized into the mutual holding company form of organization.  To accomplish this transaction, Prudential Bank converted to a stock bank and became a wholly owned subsidiary of a newly formed Pennsylvania-chartered stock-form mid-tier holding company known as Prudential Bancorp, Inc. of Pennsylvania.  The Mid-Tier Holding Company simultaneously issued a majority of its shares of common stock to a newly formed Pennsylvania-chartered mutual holding company known as Prudential Mutual Holding Company and sold additional shares of its common stock to depositors of the Bank, employee stock benefit plans of the Bank and members of the general public.

The Boards of Directors of the Primary Parties believe that this Plan of Reorganization which will result in the Bank operating as a subsidiary of a federally chartered mid-tier stock company and an indirect subsidiary of a federally chartered mutual holding company is in the best interests of the Primary Parties, as well as the best interests of depositors and Shareholders.  As a Pennsylvania-chartered mutual holding company regulated by the FRB, Prudential Mutual Holding Company cannot waive its right to receive cash dividends paid by the Mid-Tier Holding Company.  The Reorganization will among other things, (1) permit the Federal Mutual Holding Company to waive its receipt of cash dividends, thereby avoiding double taxation of the dividends; and (2) facilitate the possible second-step conversion, which may be undertaken in the next several years.  A second step conversion by a federally chartered mutual holding company is processed by the OTS which has greater expertise and experience in second-step conversion transactions than the FRB.  As such, it is believed that a second step conversion through the OTS can be effected more expeditiously and more cost-effectively than through the FRB and with less regulatory uncertainty.

The Plan of Reorganization provides for the merger of Prudential Mutual Holding Company and the Mid-Tier Holding Company, each of which are Pennsylvania-chartered companies, with and into newly chartered federal companies in order to permit the resulting companies to be federally chartered.  The Plan provides for the merger transactions rather than a simple plan of charter conversion because the authority to effect a charter conversion of a Pennsylvania mutual holding company to a federal mutual holding company and a Pennsylvania mid-tier holding company to a federal mid-tier holding company is unclear.

This Plan is subject to the approval of the OTS and, if required, the Department.  This Plan also must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, by all Shareholders entitled to vote, at the Shareholders’ Meeting.  After the Reorganization, the Bank will continue to be regulated by the Department, as its chartering authority, and by the FDIC.  The OTS will replace the FRB as the primary federal regulator of the Mutual Holding Company and the Mid-Tier Holding Company, following their respective mergers with and into the Federal Mutual Holding Company and the Federal Mid-Tier Holding Company.  In addition, the Bank will continue to be a member of the Federal Home Loan Bank System and all insured savings deposits will continue to be insured by the FDIC up to the maximum provided by law.

This Plan was adopted by the Boards of Directors of the Primary Parties on November 18, 2009.

2.         DEFINITIONS.

As used in this Plan, the terms set forth below have the following meaning:

2.1           Bank means Prudential Savings Bank, a Pennsylvania-chartered stock savings bank.

2.2           Department means the Department of Banking for the Commonwealth of Pennsylvania.

2.3           FDIC means the Federal Deposit Insurance Corporation or any successor thereto.

2.4           Federal Mutual Holding Company or Federal MHC means the newly organized federal mutual holding company which upon consummation of the merger of the Mutual Holding Company into it shall operate under the name “Prudential Mutual Holding Company.”

2.5           Federal Mid-Tier Holding Company or Federal Mid-Tier means the newly organized federal mid-tier holding company which upon consummation of the merger of the Mid-Tier Holding Company into it shall operate under the name “Prudential Mutual Holding Company.”

2.6           Federal Mid-Tier Holding Company Common Stock means the common stock of the Federal Mid-Tier Holding Company, par value $0.01 per share, which stock is not insured by the FDIC or any other governmental entity.

2.7           FRB means the Board of Governors of the Federal Reserve System.

2.8           Mid-Tier Holding Company or Mid-Tier means Prudential Bancorp, Inc. of Pennsylvania, an existing Pennsylvania-chartered stock corporation.

2.9           Mid-Tier Holding Company Common Stock means the common stock of the Mid-Tier Holding Company, par value $0.01 per share, which stock is not insured by the FDIC or any other governmental entity.

2.10         Mid-Tier Merger means the merger of the Mid-Tier Holding Company with and into the Federal Mid Tier Holding Company pursuant to the Plan of Merger included as Annex A hereto.

2.11         Mutual Holding Company or MHC means Prudential Mutual Holding Company, an existing Pennsylvania-chartered mutual entity.

2.12         Mutual Holding Company Merger means the merger of the Mutual Holding Company with and into the Federal Mutual Holding Company pursuant to the Plan of Merger included as Annex B hereto.

2.13           OTS means the Office of Thrift Supervision or any successor thereto.

2.14           Primary Parties mean the Mutual Holding Company, the Mid-Tier Holding Company and the Bank.

2.15           Plan means this Plan of Reorganization.

2.16           Reorganization means the series of transactions provided for in this Plan, including but not limited to (i) the Mutual Holding Company Merger and (ii) the Mid-Tier Merger.

2.17           SEC means the Securities and Exchange Commission.

2.18           Shareholders mean those persons who own shares of Mid-Tier Holding Company Common Stock.

2.19           Shareholders’ Meeting means the annual or special meeting of Shareholders of the Mid-Tier Holding Company called for the purpose of submitting this Plan to the Shareholders for their consideration and approval, including any adjournments of such meeting.

3.         GENERAL PROCEDURE FOR REORGANIZATION.

(a)           The Reorganization will be comprised of a number of substantially simultaneous transactions, described below, which will result in the conversion of the Mutual Holding Company and the Mid-Tier Holding Company to federal charters and each of them becoming a savings and loan holding company.

(b)           The Primary Parties shall submit or cause to be submitted to the OTS and the Department, as applicable, all holding company, merger and other applications or notices necessary for the Reorganization.  All notices required to be published in connection with such applications shall be published at the times required.

(c)           The Mid-Tier Holding Company shall file preliminary proxy materials with the SEC and, if required, the OTS and the Department, in order to seek the approval of the Plan by the Shareholders.  Promptly following clearance of such proxy materials and the receipt of any other requisite approval of the OTS and, if applicable, the Department, the Mid-Tier Holding Company will mail definitive proxy materials to Shareholders, in accordance with the Articles of Incorporation and Bylaws of the Mid-Tier Holding Company, for their consideration and approval of this Plan at the Shareholders’ Meeting.  The Plan must be approved by the affirmative vote of a majority of the votes cast, in person or by proxy, by all Shareholders entitled to vote at the Shareholders’ Meeting.

(d)           The effective date of the Reorganization shall be the date set forth in Section 4 hereof.  Upon the effective date, the following transactions shall occur:  (i) the Federal Mutual Holding Company, a new federally chartered mutual holding company, will be organized and the Mutual Holding Company will merge with and into the Federal Mutual Holding Company with the Federal Mutual Holding Company surviving, (ii) the Federal Mid-Tier Holding Company, a new federally chartered mid-tier holding company, will be organized and the Mid-Tier Holding Company will be merged with and into the Federal Mid-Tier Holding Company with the Federal Mid-Tier Holding Company surviving and (iii) the Bank’s election to be treated as a savings association pursuant to Section 10(l) of the Home Owners’ Loan Act, as amended, shall become effective.

(e)           As a result of the Mid-Tier Merger, the shares of Mid-Tier Holding Company Common Stock held by the Shareholders shall be converted into shares of Federal Mid-Tier Holding Company Common Stock on a one-for-one basis.  In addition, as a result of the Mid-Tier Merger, options to purchase shares of Mid-Tier Holding Company Common Stock which are outstanding immediately prior to consummation of the Reorganization shall be converted into options to purchase shares of Federal Mid-Tier Holding Company Common Stock with the number of shares subject to the option, the exercise price per share thereof  and the duration of the option remaining unchanged.

(f)           The Primary Parties may retain and pay for the services of financial and other advisors to assist in connection with any or all aspects of the Reorganization.  All fees, expenses, retainers and similar items shall be reasonable.

4.	EFFECTIVE DATE.

The effective date of the Reorganization shall be the date upon which the last of the following actions occurs: (i) the filing of Articles of Combination with the OTS with respect to the Mid-Tier Merger and (ii) the filing of Articles of Combination with the OTS with respect to the Mutual Holding Company Merger.  The filing of Articles of Combination relating to the Mutual Holding Company Merger and the Mid-Tier Merger shall not occur until all requisite regulatory and Shareholder approvals have been obtained.  It is intended that the closing of the Mutual Holding Company Merger and the Mid-Tier Merger shall occur consecutively and substantially simultaneously.

5.         AMENDMENT OR TERMINATION OF THE PLAN.

If deemed necessary or desirable by the Boards of Directors of the Primary Parties, this Plan may be substantively amended, as a result of comments from regulatory authorities or otherwise, at any time prior to the solicitation of proxies from Shareholders to vote on the Plan and at any time thereafter with the concurrence of the OTS and, if required, the Department.  Any amendment to this Plan made after approval by the Shareholders with the concurrence of the OTS and, if required, the Department, shall not necessitate further approval by the Shareholders unless otherwise required by the OTS.  Prior to the Shareholders’ Meeting, this Plan may be terminated by the Boards of Directors of the Primary Parties without approval of the OTS or the Department.

6.          INTERPRETATION OF THE PLAN.

All interpretations of this Plan and application of its provisions to particular circumstances by a majority of each of the Boards of Directors of the Primary Parties shall be final, subject to the authority of the OTS and the Department.

Exhibit B

SUBSIDIARY HOLDING COMPANY CHARTER
OF
PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

Section 1.                      Corporate Title.  The full corporate title of the MHC subsidiary holding company is Prudential Bancorp, Inc. of Pennsylvania (the "Company").

Section 2.                      Domicile.  The domicile of the Company shall be in the city of Philadelphia, in the Commonwealth of Pennsylvania.

Section 3.                      Duration.  The duration of the Company is perpetual.

Section 4.                      Purpose and Powers.  The purpose of the Company is to pursue any or all of the lawful objectives of a federal mutual holding company chartered under Section 10(o) of the Home Owners' Loan Act, 12 U.S.C. §1467a(o), and to exercise all of the express, implied, and incidental powers conferred thereby and by all acts amendatory thereof and supplemental thereto, subject to the Constitution and laws of the United States as they are now in effect, or as they may hereafter be amended, and subject to all lawful and applicable rules, regulations, and orders of the Office of Thrift Supervision (the "Office").

Section 5.                      Capital Stock.  The total number of shares of all classes of the capital stock that the Company has the authority to issue is 50,000,000, of which 40,000,000 shares shall be common stock, par value $0.01 per share, and of which 10,000,000 shares shall be preferred stock.  The shares may be issued from time to time as authorized by the board of directors without the approval of the shareholders, except as otherwise provided in this Section 5 or to the extent that such approval is required by governing law, rule, or regulation.  The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value.  Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Company.  The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted to the Company), labor or services actually performed for the Company, or any combination of the foregoing.  In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the Company, shall be conclusive.  Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable.  In the case of a stock dividend, that part of the retained earnings of the Company which is transferred to common stock or paid-in capital accounts upon the issuance of shares as a share dividend shall be deemed to be the consideration for their issuance.

Except for shares issued in the initial organization of the Company, no shares of capital stock (including shares issuable upon conversion, exchange or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons (except for shares issued to Prudential Mutual Holding Company (the "MHC"), the parent mutual holding company of the Company) of the Company other than as part of a general public offering or as qualifying shares to a director, unless their issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

Nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class or series of capital stock to vote as a separate class or series or to more than one vote per share; provided, that this restriction on voting separately by class or series shall not apply:

(i)           To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the board of directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock;

(ii)           To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the Company with another corporation or the sale, lease or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the Company if the preferred stock is exchanged for securities of such other corporation; provided, that no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office or the Federal Deposit Insurance Corporation;

(iii)           To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 5 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences.  An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving entity in a merger or consolidation for the Company, shall not be considered to be such an adverse change.

A description of the different classes and series (if any) of the Company's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series (if any) of capital stock are as follows:

A.           Common Stock.  Except as provided in this Section 5 (or in any supplementary sections hereto) the holders of the common stock shall exclusively possess all voting power.  Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, and there shall be no cumulative voting for the election of directors.

Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to payment of dividends, the full amount of dividends and of sinking fund, retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

In the event of any liquidation, dissolution or winding up of the Company, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Company available for distribution remaining after: (i) payment or provision for payment of the Company's debts and liabilities; (ii) distributions or provisions for distributions in settlement of any liquidation account; and (iii) distributions or provisions for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution or winding up of the Company.  Each share of common stock shall have the same rights as and be identical in all respects with all the other shares of common stock.

B.           Preferred Stock.  The Company may provide in supplementary sections to its charter for one or more classes of preferred stock, which shall be separately identified.  The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes.  The terms of each series shall be set forth in a supplementary section to the charter.  All shares of the same class shall be identical, except as to the following relative rights and preferences, as to which there may be variations between different series:

(a)           The distinctive serial designation and the number of shares constituting such series;

(b)           The dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s), the payment date(s) for dividends, and the participating or other special rights, if any, with respect to dividends;

(c)           The voting powers, full or limited, if any, of shares of such series;

(d)           Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed;

(e)           The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Company;

(f)           Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;

(g)           Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the Company and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

(h)           The price or other consideration for which the shares of such series shall be issued; and

(i)           Whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

The board of directors shall have authority to divide, by the adoption of supplementary charter sections, any authorized class of preferred stock into series and, within the limitations set forth in this section and the remainder of this charter, fix and determine the relative rights and preferences of the shares of any series so established.

Prior to the issuance of any preferred shares of a series established by a supplementary charter section adopted by the board of directors, the Company shall file with the Secretary of the Office a dated copy of that supplementary section of this charter establishing and designating the series and fixing and determining the relative rights and preferences thereof.

Section 6.                      Preemptive Rights.  Holders of the capital stock of the Company shall not be entitled to preemptive rights with respect to any shares of the Company which may be issued.

Section 7.                      Directors.  The Company shall be under the direction of a board of directors.  The authorized number of directors, as stated in the Company's bylaws, shall not be fewer than five nor more than 15, except when a lesser or greater number is approved by the Director of the Office, or his or her delegate.

Section 8.                      Amendment of Charter.  Except as provided in Section 5, no amendment, addition, alteration, change or repeal of this charter shall be made, unless such is proposed by the board of directors of the Company, approved by the shareholders by a majority of the votes eligible to be cast at a legal meeting, unless a higher vote is otherwise required, and approved or preapproved by the Office.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

Attest:		By:
	Regina Wilson		Thomas A. Vento
	Corporate Secretary		President and Chief Executive Officer

OFFICE OF THRIFT SUPERVISION

Attest:		By:
	Corporate Secretary of the Office of Thrift Supervision		Acting Director of the Office of Thrift Supervision

Effective Date:

Exhibit C

BYLAWS
OF
PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

ARTICLE I - Home Office

The home office of Prudential Bancorp, Inc. of Pennsylvania (the "Company") shall be at 1834 West Oregon Avenue in the city of Philadelphia in the Commonwealth of Pennsylvania.

ARTICLE II - Shareholders

Section 1.  Place of Meetings.  All annual and special meetings of shareholders shall be held at the home office of the Company or at such other place as the board of directors may determine.

Section 2.  Annual Meeting.  A meeting of the shareholders of the Company for the election of directors and for the transaction of any other business of the Company shall be held annually within 150 days after the end of the Company’s fiscal year on the [first] Monday in February, if not a legal holiday, and if a legal holiday, then on the next day following which is not a legal holiday, at [11]:00 a.m., or at such other date and time within such 150-day period as the board of directors may determine.

Section 3.  Special Meetings.  Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by the regulations of the Office of Thrift Supervision (the "Office"), may be called at any time by the chairman of the board, the president, or a majority of the board of directors, and shall be called by the chairman of the board, the president, or the secretary upon the written request of the holders of not less than one-tenth of all of the outstanding capital stock of the Company entitled to vote at the meeting.  Such written request shall state the purpose or purposes of the meeting and shall be delivered to the home office of the Company addressed to the chairman of the board, the president, or the secretary.

Section 4.  Conduct of Meetings.  Annual and special meetings shall be conducted in accordance with the most current edition of Robert’s Rules of Order unless otherwise prescribed by regulations of the Office or these bylaws or the board of directors adopts another written procedure for the conduct of meetings.  The board of directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

Section 5.  Notice of Meetings.  Written notice stating the place, day and hour of the meeting and the purpose(s) for which the meeting is called shall be delivered not fewer than 20 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the chairman of the board, the president, or the secretary, or the directors calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the shareholder at the address as it appears on the stock transfer books or records of the Company as of the record date prescribed in Section 6 of this Article II with postage prepaid.  When any shareholders’ meeting, either annual or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.  It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 30 days or of the business to be transacted at the meeting, other than an announcement at the meeting at which such adjournment is taken.

Section 6.  Fixing of Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of shareholders.  Such date in any case shall be not more than 60 days and, in case of a meeting of shareholders, not fewer than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment.

Section 7.  Voting Lists.  At least 20 days before each meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the Company shall make a complete list of the shareholders of record entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each.  This list of shareholders shall be kept on file at the home office of the Company and shall be subject to inspection by any shareholder of record or the shareholder’s agent at any time during usual business hours for a period of 20 days prior to such meeting.  Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder of record or any shareholder’s agent during the entire time of the meeting.  The original stock transfer book shall constitute prima facie evidence of the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.  In lieu of making the shareholder list available for inspection by shareholders as provided in the preceding paragraph, the board of directors may elect to follow the procedures prescribed in § 552.6(d) of the Office’s regulations as now or hereafter in effect.

Section 8.  Quorum.  A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.  If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to constitute less than a quorum.  If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number of shareholders voting together or voting by classes is required by law or the charter.  Directors, however, are elected by a plurality of the votes cast at an election of directors.

Section 9.  Proxies.  At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact.  Proxies may be given telephonically or electronically as long as the holder uses a procedure for verifying the identity of the shareholder.  Proxies solicited on behalf of the management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the board of directors.  No proxy shall be valid more than eleven months from the date of its execution except for a proxy coupled with an interest.

Section 10.  Voting of Shares in the Name of Two or More Persons.  When ownership stands in the name of two or more persons, in the absence of written directions to the Company to the contrary, at any meeting of the shareholders of the Company, any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled.  In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

Section 11.  Voting of Shares by Certain Holders.  Shares standing in the name of another corporation may be voted by any officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.  Shares held by an administrator, executor, guardian, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name.  Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name.  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into his or her name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Neither treasury shares of its own stock held by the Company nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

Section 12.  Cumulative Voting.  Shareholders shall not be permitted to cumulate votes in the election of directors.

Section 13. Inspectors of Election.  In advance of any meeting of shareholders, the board of directors may appoint any person other than nominees for office as inspectors of election to act at such meeting or any adjournment.  The number of inspectors shall be either one or three.  Any such appointment shall not be altered at the meeting.  If inspectors of election are not so appointed, the chairman of the board or the president may, or on the request of not fewer than 10 percent of the votes represented at the meeting shall, make such appointment at the meeting.  If appointed at the meeting, the majority of the votes present shall determine whether one or three inspectors are to be appointed.  In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the president.

Unless otherwise prescribed by regulations of the Office, the duties of such inspectors shall include:  determining the number of shares and the voting power of each share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the rights to vote; counting and tabulating all votes or consents; determining the results; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

Section 14.  Nominating Committee.  The board of directors shall act as a nominating committee for selecting the management nominees for election as directors.  Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least 20 days prior to the date of the annual meeting.  Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company.  No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Company at least five days prior to the date of the annual meeting.  Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company.  Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting.  However, if the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

Section 15.  New Business. Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Company at least five days before the date of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting; but no other proposal shall be acted upon at the annual meeting.  Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least five days before the meeting, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the shareholders taking place 30 days or more thereafter.  This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees; but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

Section 16.  Informal Action by Shareholders.  Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of shareholders, may be taken without a meeting if consent in writing, setting forth the action so taken, shall be given by all of the shareholders entitled to vote with respect to the subject matter.

ARTICLE III - Board of Directors

Section 1.  General Powers.  The business and affairs of the Company shall be under the direction of its board of directors.  The board of directors shall annually elect a chairman of the board and a president from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

Section 2.  Number, Term and Qualification.  The board of directors shall consist of six members, and shall be divided into three classes as nearly equal in number as possible.  The members of each class shall be elected for a term of three years and until their successors are elected and qualified.  One class shall be elected by ballot annually.

Section 3.  Regular Meetings.  A regular meeting of the board of directors shall be held without other notice than this bylaw following the annual meeting of shareholders.  The board of directors may provide, by resolution, the time and place, for the holding of additional regular meetings without other notice than such resolution.  Directors may participate in a meeting by means of a conference telephone or similar communications device through which all persons participating can hear each other at the same time.  Participation by such means shall constitute presence in person for all purposes.

Section 4.  Special Meetings.  Special meetings of the board of directors may be called by or at the request of the chairman of the board, the president, or one-third of the directors.  The persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by such persons.  Members of the board of directors may participate in special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.  Such participation shall constitute presence in person for all purposes.

Section 5.  Notice.  Written notice of any special meeting shall be given to each director at least 24 hours prior thereto when delivered personally or by telegram or at least five days prior thereto when delivered by mail at the address at which the director is most likely to be reached.  Such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage prepaid if mailed, when delivered to the telegraph company if sent by telegram, or when the Company receives notice of delivery if electronically transmitted.  Any director may waive notice of any meeting by a writing filed with the secretary.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 6.  Quorum.  A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors; but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time.  Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 5 of this Article III.

Section 7.  Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by regulation of the Office or by these bylaws.

Section 8.  Action Without a Meeting.  Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

Section 9.  Resignation.  Any director may resign at any time by sending a written notice of such resignation to the home office of the Company addressed to the chairman of the board or the president.  Unless otherwise specified, such resignation shall take effect upon receipt by the chairman of the board or the president.  More than three consecutive absences from regular meetings of the board of directors, unless excused by resolution of the board of directors, shall automatically constitute a resignation, effective when such resignation is accepted by the board of directors.

Section 10.  Vacancies.  Any vacancy occurring on the board of directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the board of directors.  A director elected to fill a vacancy shall be elected to serve only until the next election of directors by the shareholders.  Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the shareholders.

Section 11.  Compensation.  Directors, as such, may receive a stated salary for their services.  By resolution of the board of directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the board of directors.  Members of either standing or special committees may be allowed such compensation for attendance at committee meetings as the board of directors may determine.

Section 12.  Presumption of Assent.  A director of the Company who is present at a meeting of the board of directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Company within five days after the date a copy of the minutes of the meeting is received.  Such right to dissent shall not apply to a director who voted in favor of such action.

Section 13.  Removal of Directors.  At a meeting of shareholders called expressly for that purpose, any director may be removed only for cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.  Whenever the holders of the shares of any class are entitled to elect one or more directors by the provisions of the charter or supplemental sections thereto, the provisions of this section shall apply, in respect to the removal of a director or directors so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

ARTICLE IV - Executive and Other Committees

Section 1.  Appointment.  The board of directors, by resolution adopted by a majority of the full board, may designate the chief executive officer and two or more of the other directors to constitute an executive committee.  The designation of any committee pursuant to this Article IV and the delegation of authority shall not operate to relieve the board of directors, or any director, of any responsibility imposed by law or regulation.

Section 2.  Authority.  The executive committee, when the board of directors is not in session, shall have and may exercise all of the authority of the board of directors, except to the extent if any, that such authority shall be limited by the resolution appointing the executive committee; and except also that the executive committee shall not have the authority of the board of directors with reference to:  the declaration of dividends; the amendment of the charter or bylaws of the Company, or recommending to the shareholders a plan of merger, consolidation, or conversion; the sale, lease, or other disposition of all or substantially all of the property and assets of the Company otherwise than in the usual and regular course of its business; a voluntary dissolution of the Company; a revocation of any of the foregoing; or the approval of a transaction in which any member of the executive committee, directly or indirectly, has any material beneficial interest.

Section 3.  Tenure.  Subject to the provisions of Section 8 of this Article IV, each member of the executive committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until a successor is designated as a member of the executive committee.

Section 4.  Meetings.  Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution.  Special meetings of the executive committee may be called by any member thereof upon not less than one day’s notice stating the place, date, and hour of the meeting, which notice may be written or oral.  Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person.  The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

Section 5.  Quorum.  A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

Section 6.  Action Without a Meeting.  Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the executive committee.

Section 7.  Vacancies.  Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

Section 8.  Resignations and Removal.  Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors.  Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the Company.  Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

Section 9.  Procedure.  The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws.  It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting held next after the proceedings shall have occurred.

Section 10.  Other Committees.  The board of directors may by resolution establish an audit, loan, or other committee composed of directors as they may determine to be necessary or appropriate for the conduct of the business of the Company and may prescribe the duties, constitution, and procedures thereof.

ARTICLE V - Officers

Section 1.  Positions.  The officers of the Company shall be a president, one or more vice presidents, a secretary, and a treasurer or comptroller, each of whom shall be elected by the board of directors.  The board of directors may also designate the chairman of the board as an officer.  The offices of the secretary and treasurer or comptroller may be held by the same person and a vice president may also be either the secretary or the treasurer or comptroller.  The board of directors may designate one or more vice presidents as executive vice president or senior vice president.  The board of directors may also elect or authorize the appointment of such other officers as the business of the Company may require.  The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine.  In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

Section 2.  Election and Term of Office.  The officers of the Company shall be elected annually at the first meeting of the board of directors held after each annual meeting of the shareholders.  If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible.  Each officer shall hold office until a successor has been duly elected and qualified or until the officer’s death, resignation, or removal in the manner hereinafter provided.  Election or appointment of an officer, employee, or agent shall not of itself create contractual rights.  The board of directors may authorize the Company to enter into an employment contract with any officer in accordance with regulations of the Office; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

Section 3.  Removal.  Any officer may be removed by the board of directors whenever in its judgment the best interests of the Company will be served thereby, but such removal, other than for cause, shall be without prejudice to the contractual rights, if any, of the person so removed.

Section 4.  Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification, or otherwise, may be filled by the board of directors for the unexpired portion of the term.

Section 5.  Remuneration.  The remuneration of the officers shall be fixed from time to time by the board of directors.

ARTICLE VI - Contracts, Loans, Checks, and Deposits

Section 1.  Contracts.  To the extent permitted by regulations of the Office, and except as otherwise prescribed by these bylaws with respect to certificates for shares, the board of directors may authorize any officer, employee, or agent of the Company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company.  Such authority may be general or confined to specific instances.

Section 2.  Loans.  No loans shall be contracted on behalf of the Company and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors.  Such authority may be general or confined to specific instances.

Section 3.  Checks, Drafts, Etc.  All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Company shall be signed by one or more officers, employees or agents of the Company in such manner as shall from time to time be determined by the board of directors.

Section 4.  Deposits.  All funds of the Company not otherwise employed may be deposited from time to time to the credit of the Company in any duly authorized depositories as the board of directors may select.

ARTICLE VII - Certificates for Shares and Their Transfer

Section 1.  Certificates for Shares.  Certificates representing shares of capital stock of the Company shall be in such form as shall be determined by the board of directors and approved by the Office.  Such certificates shall be signed by the chief executive officer or by any other officer of the Company authorized by the board of directors, attested by the secretary or an assistant secretary, and sealed with the corporate seal or a facsimile thereof.  The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Company itself or one of its employees.  Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Company.  All certificates surrendered to the Company for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares has been surrendered and canceled, except that in the case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the Company as the board of directors may prescribe.

Section 2.  Transfer of Shares.  Transfer of shares of capital stock of the Company shall be made only on its stock transfer books.  Authority for such transfer shall be given only by the holder of record or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney authorized by a duly executed power of attorney and filed with the Company.  Such transfer shall be made only on surrender for cancellation of the certificate for such shares.  The person in whose name shares of capital stock stand on the books of the Company shall be deemed by the Company to be the owner for all purposes.

ARTICLE VIII - Fiscal Year

The fiscal year of the Company shall end on the 30th day of September of each year.  The appointment of accountants shall be subject to annual ratification by the shareholders.

ARTICLE IX - Dividends

Subject to the terms of the Company’s charter and the regulations and orders of the Office, the board of directors may, from time to time, declare, and the Company may pay, dividends on its outstanding shares of capital stock.

ARTICLE X - Corporate Seal

The board of directors shall provide a Company seal which shall be two concentric circles between which shall be the name of the Company.  The year of incorporation or an emblem may appear in the center.

ARTICLE XI - Amendments

These bylaws may be amended in a manner consistent with regulations of the Office and shall be effective after: (i) approval of the amendment by a majority vote of the authorized board of directors, or by a majority vote of the votes cast by the shareholders of the Company at any legal meeting, and (ii) receipt of any applicable regulatory approval.  When the Company fails to meet its quorum requirements, solely due to vacancies on the board, then the affirmative vote of a majority of the sitting board will be required to amend the bylaws.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY/VOTING INSTRUCTION CARD PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 8, 2010 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania or any successors thereto, as proxies with full powers of substitution, and the trustees of the ESOP and 401(k) Plan, as applicable, to represent and vote, as designated below, all the shares of common stock of Prudential Bancorp, Inc. held of record by or allocated to the ESOP or 401(k) Plan account of the undersigned as of December 24, 2009 at the Annual Meeting of Shareholders to be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Monday, February 8, 2010, at 11:00 a.m., Eastern time, or at any adjournment thereof.

1.           ELECTION of directors.

  [   ]    FOR                                  [   ]  WITHHOLD

NOMINEES for three-year term expiring in 2013: Jerome R. Balka, Esq. and A.J. Fanelli

INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark "Withhold" and write that nominee's name in the space provided below.

2.           THE APPROVAL of the Plan of Reorganization pursuant to which Prudential Bancorp will become a federally chartered mid-tier stock company and Prudential Mutual Holding Company will become a federally chartered mutual holding company.

  [   ]   FOR                                                 [   ]   AGAINST                                                 [   ]   ABSTAIN

3.           PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as Prudential Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2010.

  [   ]   FOR                                                 [   ]   AGAINST                                                 [   ]   ABSTAIN

4.           In their discretion, the proxies/trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" the nominees listed above, "FOR" the Plan of Reorganization and "FOR" the ratification of S.R. Snodgrass, A.C.

The shares of Prudential Bancorp's common stock will be voted as specified.  If not otherwise specified, this proxy/voting instruction card will be voted FOR the nominees to the Board of Directors, FOR the Plan of Reorganization and FOR the ratification of Prudential Bancorp's independent registered public accounting firm, and otherwise at the discretion of the proxies/trustees.  You may revoke your proxy at any time prior to the time it is voted at the Annual Meeting and your voting instruction card prior to February 1, 2010.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2009, prior to the signing of this proxy/voting instruction card.

Date
Please be sure to date and sign this proxy/voting instruction card in the box below

Shareholder/Participant sign above

•	Detach above card, sign, date and mail in postage paid envelope provided.	•
PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY/VOTING INSTRUCTIONS CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This card also constitutes your voting instructions for any shares held in the Employees' Savings & Profit Sharing Plan ("401(k) Plan") and the Prudential Savings Bank ESOP and the undersigned hereby authorizes the respective trustees of such Plans to vote the shares allocated to the undersigned's account(s) as provided herein.  Shares held in the ESOP and 401(k) Plan allocated to participants' accounts will generally not be voted unless the proxy/voting instruction card is returned.  With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp.

Please sign this proxy/voting instruction card exactly as your name(s) appear(s) on this proxy/voting instruction card.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

MEETING DIRECTIONS
From Points North and East:	From Points West:	From Points South:
Take I-76 West toward Camden/ Philadelphia Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-76 East/Schuykill Expressway East Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-95 North Take exit 17-SR611 North/S. Broadstreet toward Pattison Ave. Turn right on Packer Avenue End at 900 Packer Avenue

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY/VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.
___________________________________________________

___________________________________________________

___________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 8, 2010.
The proxy statement and our 2009 Annual Report on Form 10-K are available on Prudential Bancorp's website at www.prudentialsavingsbank.com under the "Investor Relations" tab.

January 8, 2010

To:	Participants in the Prudential Savings Bank Employee Stock Ownership Plan (the "ESOP") and/or Employees' Savings & Profit Sharing Plan (the "401(k) Plan")

Re:           Instructions for voting shares of Prudential Bancorp, Inc. of Pennsylvania

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account(s) in the Prudential Savings Bank ESOP and/or 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and, a Proxy/Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP and/or 401(k) Plan by marking, dating, signing and returning the enclosed Proxy/Voting Instruction Card in the envelope provided.  In order to be effective, your Proxy/Voting Instruction Card must be received by Registrar and Transfer Company no later than February 1, 2010.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP and/or 401(k) Plan account(s) generally will not be voted by the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the ESOP and/or 401(k) Plan.  If you also own shares of Prudential Bancorp common stock outside of the ESOP and/or 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,
Thomas A. Vento
President and Chief Executive Officer